INVESTMENT PROPERTY	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
INVESTMENT PROPERTY
11	INVESTMENT PROPERTY

Investment properties consist of three commercial units owned by Transocean Oil Pte. Ltd. (“Transocean”) and one commercial unit owned by Mediaplus Venture Group Pte. Ltd. (“Mediaplus”). These properties are held to generate rental income and for long-term capital appreciation and are leased to third-party tenants under non-cancellable lease arrangements.

Reconciliation of the carrying amount:

USD
Balance as of January 1, 2025	-
Acquisitions (Note 8)	2,379,879
Change in fair value	38,296
Exchange differences	27,117
Balance as of December 31, 2025	2,445,292

Measurement of fair value

i)	Reconciliation of carrying amount

The fair value of investment properties was determined by external, independent property valuers, having appropriate recognized professional qualifications and recent experience in the location and category of property being valued. External valuers appraise the fair value of the Group’s investment property portfolio every year.

The fair values are based on open market values, being the estimated amount for which a property could be exchanged on the date of the valuation between a willing buyer and a willing seller in an arm’s length transaction wherein the parties had each acted knowledgeably and without compulsion. In determining the fair value as at the reporting date, the external, independent valuers have adopted a valuation method of direct comparison methods. The valuation methods involve certain estimates including price per square meter. The specific risks inherent in each of the properties are taken into consideration in arriving at the valuations.

The fair value measurement of all of the investment properties has been categorized as a Level 3 fair value based on the inputs to the valuation techniques used.

ii)	Valuation techniques and significant unobservable inputs

The following table shows the valuation techniques used in measuring the fair value of investment properties, as well as the significant unobservable inputs used.

Valuation technique	Significant unobservable inputs	Inter-relationship between significant unobservable inputs

Direct comparison method: The direct comparison method involves the analysis of comparable sales of similar properties and adjusting the sales price to those reflective of the investment properties under development.	Price per square foot (“psf”):	The estimated fair value would increase (decrease) if price psf was higher (lower).